UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2005

U.S. Concrete, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26025	76-0588680
(Commission File Number)	(IRS Employer Identification No.)

2925 Briarpark, Suite 1050, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

(713) 499-6200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 5, 2005, we entered into agreements with six executive officers (Robert D. Hardy, Michael W. Harlan, Wallace H. Johnson, Gary J. Konnie, Eugene P. Martineau and Donald C. Wayne) and two key employees (Terry Green and Raymond C. Turpin) relating to issuances of an aggregate of 230,002 shares of common stock, including 202,667 shares originally issued as restricted stock, that exceeded the annual per person stock award limit under our 1999 incentive plan, as described under Item 3.01 below. Those agreements are filed as Exhibits 10.1 through 10.8 to this report. A specimen of the award agreement used in connection with our original grants of restricted stock under the plan was filed as Exhibit 10.21 to our Annual Report on Form 10-K for the year ended December 31, 2004.

Also on April 5, 2005, we entered into agreements with three executive officers (Messrs. Harlan, Martineau and Cesar Monroy) relating to issuances of a total of 104,561 shares of restricted stock outside of our 1999 incentive plan and in excess of the then-effective de minimis exception to the stockholder approval requirements of The Nasdaq Stock Market, Inc., as described under Item 3.01 below. Those agreements and, with respect to Messrs. Harlan and Martineau, the related original restricted stock award agreements are included in Exhibits 10.9, 10.10 and 10.11 to this report. A restricted stock award agreement for Mr. Monroy is included in Exhibit 10.12 to this report.

The description of these April 5, 2005 agreements set forth in Item 3.01 below is incorporated into this Item 1.01 by reference.

If the issuance of any of the shares subject to these agreements is rescinded because our stockholders do not approve at our 2005 annual meeting of stockholders a proposal to amend the plan or a proposal to ratify the grants made outside the plan, the compensation committee of our board of directors intends to approve other compensation to the recipients to replace any rescinded stock awards.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 1, 2005, we notified Nasdaq that we determined we had made stock issuances that either (1) exceeded the annual per person stock award limit under our 1999 incentive plan or (2) were made outside our 1999 incentive plan, in each case without obtaining stockholder approval as required by Nasdaq Marketplace Rule 4350(i)(1)(A). We have notified and consulted with Nasdaq regarding the actions we have taken and intend to take in order to remedy our noncompliance with the Nasdaq rule.

Under our 1999 incentive plan as currently in effect, the compensation committee of our board of directors may grant to employees, nonemployee directors and independent contractors awards consisting of common stock or units denominated in common stock (Stock Awards). The plan limits the size of a Stock Award the company may grant to any employee in any year to awards consisting of no more than 10,000 shares of common stock or units denominated in no more than 10,000 shares of common stock. Between April 2001 and November 2004, we granted Stock Awards to six executive officers and two key employees that included an aggregate of 230,002 shares of common stock in excess of the plan’s per person annual limit. Of these shares, 27,335 were issued in lieu of cash bonuses and the remaining shares were issued as restricted stock subject to substantial risk of forfeiture, including 70,000 shares of restricted stock issued as employment inducements. None of these awards, however, caused awards under the plan to exceed the plan’s aggregate limit on stock-related awards.

In addition, in March and April 2003, we issued to three executive officers a total of 104,561 shares of common stock outside of our 1999 incentive plan and in excess of the then-effective de minimis exception to the Nasdaq’s stockholder approval requirements.

We have informed Nasdaq that we intend to cure this matter by submitting to our stockholders at our 2005 annual meeting (1) a proposal to amend the plan to increase the per person annual limit on restricted stock awards effective as of April 1, 2001 and (2) a proposal to approve or ratify the issuance of the 104,561 restricted shares we issued outside our 1999 incentive plan. As part of the first proposal, we also intend to seek stockholder approval to decrease the per person annual limit for stock option awards and stock appreciation rights under the plan. In addition, we have obtained (1) from each recipient of the nonconforming Stock Awards, his agreement that if the stockholders fail to approve the proposed amendment to the plan, he will rescind the portion of all Stock Awards he received that exceeds the per person annual limit under the plan and (2) from the holders of the 104,561 shares, their agreement to rescind in the aggregate 104,561 shares if the stockholders fail to approve or ratify the issuance of those shares. To facilitate compliance with Nasdaq requirements, these persons also have agreed, pending conclusion of the 2005 annual stockholders meeting, not to transfer, vote or receive dividends on any of the shares covered by those agreements. Based on this plan, Nasdaq has granted an extension of time for us to comply with the Nasdaq rule. The extension generally lasts until completion of the 2005 annual meeting which we expect to occur no later than May 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Description
10.1	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Terry Green relating to stock issuances under 1999 Incentive Plan.

10.2	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Robert D. Hardy relating to stock issuances under 1999 Incentive Plan.

10.3	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Michael W. Harlan relating to stock issuances under 1999 Incentive Plan.

10.4	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Wallace H. Johnson relating to stock issuances under 1999 Incentive Plan.

10.5	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Gary J. Konnie relating to stock issuances under 1999 Incentive Plan.

10.6	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Eugene P. Martineau relating to stock issuances under 1999 Incentive Plan.

10.7	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Raymond C. Turpin relating to stock issuances under 1999 Incentive Plan.

10.8	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Donald C. Wayne relating to stock issuances under 1999 Incentive Plan.

10.9	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Michael W. Harlan relating to specified stock issuances, including related stock award agreement.

10.10	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Eugene P. Martineau relating to specified stock issuances, including related stock award agreement.

10.11	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Cesar Monroy relating to specified stock issuances.

10.12	Restricted stock award agreement, dated as of April 8, 2003, between U.S. Concrete, Inc. and Cesar Monroy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: April 7, 2005	By:	/s/ Robert D. Hardy
Robert D. Hardy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Terry Green relating to stock issuances under 1999 Incentive Plan.

10.2	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Robert D. Hardy relating to stock issuances under 1999 Incentive Plan.

10.3	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Michael W. Harlan relating to stock issuances under 1999 Incentive Plan.

10.4	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Wallace H. Johnson relating to stock issuances under 1999 Incentive Plan.

10.5	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Gary J. Konnie relating to stock issuances under 1999 Incentive Plan.

10.6	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Eugene P. Martineau relating to stock issuances under 1999 Incentive Plan.

10.7	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Raymond C. Turpin relating to stock issuances under 1999 Incentive Plan.

10.8	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Donald C. Wayne relating to stock issuances under 1999 Incentive Plan.

10.9	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Michael W. Harlan relating to specified stock issuances, including related stock award agreement.

10.10	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Eugene P. Martineau relating to specified stock issuances, including related stock award agreement.

10.11	Agreement, dated as of April 5, 2005, between U.S. Concrete, Inc. and Cesar Monroy relating to specified stock issuances.

10.12	Restricted stock award agreement, dated as of April 8, 2003, between U.S. Concrete, Inc. and Cesar Monroy.